UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2019
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QUINTANA ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 Louisiana Street, Suite 2900 Houston, Texas, 77002
(Address of Principal Executive Offices)
(832) 518-4094
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

⊠     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⊠

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	QES	New York Stock Exchange

Item 2.02.          Results of Operations and Financial Condition

On May 8, 2019, Quintana Energy Services Inc. (“QES” or the “Company”) issued a press release (the “Press Release”) announcing its audited results for the first quarter ended March 31, 2019. QES is hereby furnishing the Press Release, which is included as Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.          Regulation FD Disclosure

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01.          Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 8, 2019*

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUINTANA ENERGY SERVICES INC.

May 8, 2019	By:	/s/ D. Rogers Herndon
	Name:	D. Rogers Herndon
	Title:	Chief Executive Officer, President and Director

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